SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 9, 1998

                      Noise Cancellation Technologies, Inc.
               (Exact name of Registrant as specified in Charter)


      Delaware                       0-18267            59-2501025
(State or other juris-            (Commission          (IRS Employer
diction of incorporation)         File Number)         Identification
                                                       Number)


1025 West Nursery Road, Linthicum, Maryland               21090
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number including area code:     (410) 636-8700


                                      None
         (Former name or former address, if changes since last report)

Item 5.  Other Events

      On June 9, 1998, the Company issued a press release announcing: (i) the signing of letters of intent by the Company's subsidiary, NCT Audio Products, Inc. ("NCT Audio"), to acquire three companies in the audio business; (ii) the Company's plans to establish NCT Audio as a separately capitalized company through either public or private funding; and (iii) the appointment of Robert Pothier as President of NCT Audio. The Company also announced that upon successful completion of the independent financing of NCT Audio, the Company intends to pursue a similar strategy for each of its other business units. The full text of this press release is included herewith as Exhibit 99(a).

Item 7.  Exhibits

                                                       Sequential
Exhibit No.       Description                             Page

99(a)             Press Release of June 9, 1998             6

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NOISE CANCELLATION TECHNOLOGIES, INC.


                                    By    /s/ CY E. HAMMOND
                                          -------------------------
                                          Cy E. Hammond
                                          Senior Vice President,
                                          Chief Financial Officer

Dated:  June 10, 1998